UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed to supplement the Current Report on Form 8-K filed by DCP Midstream Partners, LP (the “Partnership”) on January 6, 2011 (File No.: 001-32678), announcing the acquisition (the “Acquisition”) of all of the interests in Marysville Hydrocarbons Holdings, LLC (“MHH” or the “Company”). In connection with the Acquisition, the Partnership is filing (i) as Exhibit 99.1 to this Form 8-K/A, audited consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008, and unaudited consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of September 30, 2010, and for the nine months ended September 30, 2010 and 2009; (ii) as Exhibit 99.2 to this Form 8-K/A, audited financial statements of EE Group, LLC as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008, and unaudited financial statements of EE Group, LLC as of September 30, 2010, and for the nine months ended September 30, 2010 and 2009; and (iii) as Exhibit 99.3 to this Form 8-K/A, the unaudited pro forma condensed consolidated financial statements of the Partnership as of September 30, 2010, and for the nine months ended September 30, 2010, and for the year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008, and unaudited consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of September 30, 2010, and for the nine months ended September 30, 2010 and 2009, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

Audited financial statements of EE Group, LLC as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008, and unaudited financial statements of EE Group, LLC as of September 30, 2010, and for the nine months ended September 30, 2010 and 2009, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of September 30, 2010, and for the nine months ended September 30, 2010, and for the year ended December 31, 2009, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of UHY LLP on Marysville Hydrocarbons Holdings, LLC and Subsidiaries Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008.

Exhibit 23.2	Consent of UHY LLP on EE Group, LLC Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008.

Exhibit 99.1	Audited and unaudited historical consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries.

Exhibit 99.2	Audited and unaudited historical financial statements of EE Group, LLC.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: February 4, 2011	/s/ Angela A. Minas
Name: Angela A. Minas
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of UHY LLP on Marysville Hydrocarbons Holdings, LLC and Subsidiaries Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008.

Exhibit 23.2	Consent of UHY LLP on EE Group, LLC Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008.

Exhibit 99.1	Audited and unaudited historical consolidated financial statements of Marysville Hydrocarbons Holdings, LLC and Subsidiaries.

Exhibit 99.2	Audited and unaudited historical financial statements of EE Group, LLC.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.